                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      HAVERTY FURNITURE COMPANIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      HAVERTY FURNITURE COMPANIES, INC.
                       866 West Peachtree Street, N.W.
                        Atlanta, Georgia  30308-1123


                       ANNUAL MEETING OF STOCKHOLDERS

                               APRIL 26, 1996


TO THE STOCKHOLDERS:

         Notice is hereby given that the Annual Meeting of Stockholders of Haverty Furniture Companies, Inc., a Maryland corporation (the "Company"), will be held at 11:00 A.M., on Friday, April 26, 1996, at the Harbor Court Hotel, 550 Light Street, Baltimore, Maryland 21202, for the following purposes:

         1. To elect thirteen directors for terms of one year and until their successors are elected and qualified, four of whom shall be elected by holders of Common Stock and nine of whom shall be elected by holders of Class A Common Stock.

         2. To approve the Directors' Compensation Plan, as set forth in the Proxy Statement as Appendix I, to provide for the payment of all or a portion of the annual retainer fees paid to directors in shares of the Company's Common Stock.

         3. To approve the Directors' Deferred Compensation Plan, as Amended and Restated, as set forth in the Proxy Statement as Appendix II.

         4. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on March 8, 1996, are entitled to notice of, and to vote at, the meeting.

         Your attention is directed to the attached Proxy Statement.

                                              By order of the Board of Directors


                                              Christine M. Jones
                                              Vice President and Secretary

Atlanta, Georgia
March 20, 1996


PLEASE FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                      HAVERTY FURNITURE COMPANIES, INC.
                       866 West Peachtree Street, N.W.
                        Atlanta, Georgia  30308-1123

                       ANNUAL MEETING OF STOCKHOLDERS
                               April 26, 1996

                               PROXY STATEMENT


                           SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of Haverty Furniture Companies, Inc., in connection with the Annual Meeting of Stockholders to be held at the time and place and for the purposes set forth in the accompanying notice. All shares represented by duly furnished proxies will be voted in accordance with the instructions given therein.

         Any proxy given pursuant to this solicitation may be revoked by any stockholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the stockholder's directions specified thereon. Where no direction is specified, proxies will be voted FOR each of the matters set forth in the Notice accompanying this proxy statement. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates; however, with respect to any proposal other than the election of directors, abstentions and broker non-votes would have the effect of a vote against the proposal. All costs of this solicitation will be borne by the Company.

         Only stockholders of record at the close of business on March 8, 1996, are entitled to notice of, and to vote at, the meeting. The Annual Report to Stockholders, Notice of Annual Meeting of Stockholders, this Proxy Statement and form of Proxy were first mailed to stockholders of the Company on or about March 20, 1996.

                           OUTSTANDING CAPITAL STOCK

         As of the close of business on March 8, 1996, there were outstanding and entitled to vote at the 1996 Annual Meeting of Stockholders 8,680,855 shares of the Company's $1.00 par value Common Stock and 2,962,608 shares of the Company's $1.00 par value Class A Common Stock, the Company's only outstanding classes of voting securities.

         With respect to all stockholder matters, holders of Common Stock are entitled to one vote for each share held. With respect to the election of directors, holders of Class A Common Stock are entitled to one vote for each share held; on all other matters, holders of Class A Common Stock are entitled to ten votes for each share held.

         The holders of Common Stock and Class A Common Stock vote as separate classes in the election of directors. The holders of Common Stock are entitled to elect 25% of the members of the Board of Directors, or the nearest higher whole number that is at least 25% of the total number of directors standing for election; and holders of Class A Common Stock are entitled to elect 75% of the members of the Board of Directors, or the remaining number of directors standing for election. The Common Stock carries a dividend preference over the Class A Common Stock.

                        SECURITY OWNERSHIP OF CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

         The following information is provided with respect to all persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's Common Stock and/or Class A Common Stock as of March 8, 1996. Unless otherwise indicated, the person or entity shown possesses sole voting and investment powers with respect to the amounts shown.

                                                                                            Class A
                                                               Common Stock               Common Stock
                                                               Beneficially               Beneficially
                                                                 Owned and                 Owned and
 Name and Address of                                              Percent                   Percent
   Beneficial Owner                                              of Class                   of Class
------------------------------------------------------------------------------------------------------------
 Rawson Haverty                                                      *                     765,227 (a)
    866 West Peachtree Street, N.W.                                                          25.83%
    Atlanta, Georgia  30308-1123

 NationsBank, N.A. (South)                                           *                     253,822 (b)
 (formerly Bank South, N.A.)                                                                  8.57%
    P. O. Box 4387
    Atlanta, Georgia  30302

 Mrs. Betty Haverty Smith                                            *                     245,589 (c)
    158 West Wesley Road, N.W.                                                                8.29%
    Atlanta, Georgia  30305

 Clarence H. Ridley                                                  *                     244,205 (d)
    191 Peachtree Street                                                                      8.24%
    Atlanta, Georgia  30303

 John Rhodes Haverty, M.D.                                           *                     241,011
    3359 Woodhaven Road, N.W.                                                                 8.14%
    Atlanta, Georgia  30305

 Frank S. McGaughey, Jr.                                             *                     204,255
    3180 Lemons Ridge                                                                         6.89%
    Atlanta, Georgia  30339

 FMR Corporation                                               1,674,300 (e)                   *
    82 Devonshire Street                                          19.29%
    Boston, Massachusetts  02109-3614

 Mellon Bank Corporation                                         462,000 (f)                   *
    One Mellon Bank Center                                         5.32%
    Pittsburgh, Pennsylvania  15258

 Dimensional Fund Advisors, Inc.                                 457,750 (g)                   *
    1299 Ocean Avenue - 11th Floor                                 5.27%
    Santa Monica, California  90401

--------------------------
         *       Less than 5% of outstanding shares of class.
--------------------------

         (a) Of this amount, Mr. Haverty has sole voting and investment power with respect to 400,123 shares, sole investment power with respect to 4,662 shares, shared voting and investment power with respect to 218,767 shares, and shared voting power with respect to 141,675 shares.

         (b) Of this amount, NationsBank, N.A., in various fiduciary capacities, has sole voting power with respect to 6,637 shares, sole investment power with respect to 143,650 shares, and shared voting and investment power with respect to 105,510 shares. Of the total number shown, 251,847 shares are also included in the total shown for Rawson Haverty and 300 shares are also included in the total shown for Lynn H. Johnston.
                 See "Election of Directors."

         (c) Of this amount, Mrs. Smith has sole voting and investment power with respect to 238,229 shares and shared voting and investment power with respect to 7,360 shares.

         (d) Of this amount, Mr. Ridley has sole voting and investment power with respect to 181,726 shares, shared voting and investment power with respect to 1,327 shares, and sole voting power with respect to 61,152 shares. This amount includes unexercised options to purchase 3,000 shares.

         (e) The shares shown were reported to be held beneficially as of 12/31/95 by FMR Corporation in a Schedule 13G filed with the Securities and Exchange Commission.

                 Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of the 1,574,300 shares of the Common Stock shown as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

                 The ownership of one investment company, Fidelity Advisor Growth Opportunities Portfolio, amounted to 556,400 of the shares shown.

                 Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Funds each has sole power to dispose of the 1,574,300 shares owned by the Funds.

                 Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

                 Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 100,000 of the shares shown as a result of its serving as investment manager of the institutional account(s).

                 Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, has sole dispositive power over 100,000 shares and sole power to vote or to direct the voting of 56,100 shares, and no power to vote or to direct the voting of 43,900 shares owned by the institutional account(s), as reported above.

         (f) The shares shown were reported to be held beneficially as of 12/31/95 by Mellon Bank Corporation in a Schedule 13G filed with the Securities and Exchange Commission.

                 Of this amount, Mellon Bank Corporation has sole voting power with respect to 433,000 shares, sole dispositive power with respect to 418,000 shares and shared dispositive power with respect to 44,000 shares. The shares reported are beneficially owned by the following direct or indirect subsidiaries of Mellon Bank Corporation: (1) Boston Safe Deposit and Trust Company and (2) Mellon Bank, N.A., which are Banks as defined in Section 3(a)(6) of the Securities and Exchange Act of 1934; and, (3) Mellon Capital Management Corporation, (4) The Boston Company Asset Management, Inc., and (5) The Dreyfus Corporation, which are investment advisers registered under Section 203 of the Investment Advisers Act of 1940.

         (g) The shares shown were reported to be held beneficially as of 12/31/95 by Dimensional Fund Advisors, Inc. in a Schedule 13G filed with the Securities and Exchange Commission.

                 Of this amount, Dimensional Fund Advisors, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole dispositive power for 457,750 shares and sole voting power for 317,450 shares. Persons who are officers of Dimensional Fund Advisors, Inc., also serve as officers of DFA Investment Dimensions Group, Inc. (the "Fund") and The DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Advisers Act of 1940; and, in their capacities as officers of the Fund and the Trust, respectively, these persons vote 72,100 shares owned by the Fund and 68,200 shares owned by the Trust.

         The following information is provided with respect to the number of shares of the Company's Common Stock and/or Class A Common Stock beneficially owned as of March 8, 1996, by (i) two executive officers who are not directors and are named in the Summary Compensation Table, (ii) one director who is not standing for re-election, and (iii) all executive officers and directors as a group. Unless otherwise indicated, the person or entity shown possesses sole voting and investment powers with respect to the amounts shown.

                                                                                        Class A
                                               Common Stock                          Common Stock
                                               Beneficially                          Beneficially
                                                 Owned and                             Owned and
 Name or Number of                                Percent                               Percent
 Persons in Group                                of Class                              of Class
--------------------------------------------------------------------------------------------------------
 Dennis L. Fink                                  72,617 (a)                                --
                                                    .84%

 M. Tony Wilkerson                               36,281 (b)                             7,477 (c)
                                                    .42%                                  .25%

 Dr. Kenneth Black, Jr. (d)                      10,897 (e)                               397
                                                    .13%                                  .01%

 23 Executive Officers and                    1,081,421 (f)                         1,550,564 (g)
 Directors as a Group                             12.48%                                52.34%

----------------------------
         (a) This amount includes unexercised options to purchase 66,810 shares.

         (b) This amount includes unexercised options to purchase 28,196 shares.

         (c) Mr. Wilkerson has sole voting and investment power with respect to 7,357 shares and shared voting and investment power with respect to 120 shares.

         (d) Dr. Black is retiring as a Director of the Company with the expiration of his term at the 1996 Annual Meeting.

         (e) This amount includes unexercised options to purchase 10,500 shares.

         (f) Of this amount, the persons included in this group have sole voting and investment power with respect to 727,220 shares, shared voting and investment power with respect to 156,446 shares, sole investment power with respect to 750 shares, and shared voting power with respect to 197,005 shares. This amount includes unexercised options to purchase 536,621 shares.

         (g) Of this amount, the persons included in this group have sole voting and investment power with respect to 1,093,229 shares, shared voting and investment power with respect to 249,846 shares, sole investment power with respect to 4,662 shares, sole voting power with respect to 61,152 shares, and shared voting power with respect to 141,675 shares. This amount includes unexercised options to purchase 16,500 shares.

                                AGENDA ITEM ONE

                             ELECTION OF DIRECTORS

         The Board of Directors is presently comprised of thirteen members.
All directors of the Company are to be elected annually, with stockholders of each of the two classes of common stock voting separately by class as provided in the Articles of Incorporation. The holders of Common Stock of the Company are entitled to elect 25% of the members of the Board of Directors, or the nearest higher whole number that is at least 25% of the total number of directors standing for election; and the holders of Class A Common Stock of the Company are entitled to elect 75% of the members of the Board of Directors, or the remaining number of directors standing for election.

         The Board of Directors has nominated thirteen persons for election as directors at the 1996 Annual Meeting of Stockholders, four of whom will be elected by the holders of Common Stock and nine of whom will be elected by the holders of Class A Common Stock.

         Dr. Kenneth Black, Jr., who has served as a Director of the Company since April 1975, is retiring as a Director of the Company with the expiration of his term at the 1996 Annual Meeting. The Board of Directors has nominated John T. Glover to fill the vacancy created by the retirement of Dr. Black.

         Unless otherwise instructed, it is intended that proxies will be voted FOR the election of the thirteen nominees named below. The affirmative vote of a majority of all votes cast at the meeting by the holders of Class A Common Stock is required for the election of the nine nominees standing for election by the holders of that class. The affirmative vote of a majority of all votes cast at the meeting by the holders of Common Stock is required for the election of the four nominees standing for election by the holders of that class.

NOMINEES FOR ELECTION BY HOLDERS OF CLASS A COMMON STOCK

         The names of, and certain information relating to, the nine nominees to be elected by the holders of Class A Common Stock are as follows:

                                                                                          Security Ownership
                                                                                             as of 3-8-96
                                                                                        and Percent of Class*
                                                                                   ----------------------------------
                                                                                                         Class A
           Name and Year              Age                                              Common             Common
     First Became a Director        (3-8-96)        Principal Occupation                Stock             Stock
---------------------------------------------------------------------------------------------------------------------
 Rawson Haverty (a)                    75      Chairman of the Board of              237,803 (b)         765,227 (c)
       1947                                    Company since 1984; President            2.74%              25.83%
                                               (1955-1984) and Chief
                                               Executive Officer (1955-1990)
                                               of Company

 John Rhodes Haverty, M.D.(d)          69      Retired (Former Dean,                  20,010 (e)         241,011
       1974                                    College of Health Sciences,               .23%               8.14%
                                               Georgia State University)
                                               (1968-1991)

 Clarence H. Ridley (f)                53      Partner of King & Spalding,            23,005 (g)         244,205 (h)
       1979                                    Attorneys, since 1977                     .27%               8.24%


                                                                                          Security Ownership
                                                                                             as of 3-8-96
                                                                                        and Percent of Class*
                                                                                    -------------------------------
                                                                                                          Class A
           Name and Year              Age                                              Common             Common
     First Became a Director        (3-8-96)        Principal Occupation                Stock              Stock
-------------------------------------------------------------------------------------------------------------------
 Fred J. Bates                         60      Regional Manager and General          47,592 (i)           39,823
       1981                                    Manager of Company's Dallas,             .55%                1.34%
                                               Texas, operations since 1979

 John E. Slater, Jr.                   61      President and Chief Executive         93,378 (j)           15,960 (k)
       1983                                    Officer of Company since                1.08%                 .54%
                                               1994; Executive Vice
                                               President (1993-1994) and
                                               Chief Operating Officer
                                               (1992-1994); Senior Vice
                                               President (1987-1993);
                                               General Manager, Stores
                                               (1990-1992)

 Lynn H. Johnston (l)                  64      Retired; Chairman of the             191,630 (n)            3,300 (o)
       1986                                    Board of ING America Life               2.21%                 .11%
                                               Corporation [formerly the
                                               GeorgiaUS Corporation, re-
                                               named in 1993] (1983-1994);
                                               Deputy Chairman and
                                               President of Nationale-
                                               Nederlanden North America
                                               Corporation (1989-1992);
                                               Chairman of the Board of
                                               Life Insurance Company of
                                               Georgia (1983-1994) (m)

 Clarence H. Smith (p)                 45      Vice President, Operations            32,249 (q)           42,396 (r)
       1989                                    and Development, of Company              .37%                1.43%
                                               since 1994; Vice President
                                               (1984-1994); Regional Manager
                                               and General Manager of
                                               Company's Atlanta, Georgia,
                                               operations (1986-1994)

 Rawson Haverty, Jr. (s)               39      Vice President, Real Estate           22,763 (t)           75,712 (u)
       1992                                    and Insurance Divisions of               .26%                2.56%
                                               Company since 1992; Assistant
                                               Vice President (1987-1992);
                                               Assistant Secretary (1985-
                                               1993)

 Frank S. McGaughey, III               47      Partner of Powell, Goldstein,         17,244 (v)               --
       1995                                    Frazer & Murphy, Attorneys,              .20%
                                               since 1980

------------------------

         * Unless otherwise indicated, the amounts shown in the columns represent the number of shares over which the nominee has sole voting and investment power and include, where applicable, shares subject to unexercised options.

--------------------------

         (a) Rawson Haverty is first cousin of John Rhodes Haverty, M.D., father of Rawson Haverty, Jr., and uncle of Clarence H. Ridley and Clarence H. Smith.

         (b) Of this amount, Mr. Haverty has sole voting and investment power with respect to 124,570 shares, sole investment power with respect to 750 shares, shared voting and investment power with respect to 78,808 shares, and shared voting power with respect to 33,675 shares. This amount includes unexercised options to purchase 68,939 shares.

         (c) Of this amount, Mr. Haverty has sole voting and investment power with respect to 400,123 shares, sole investment power with respect to 4,662 shares, shared voting and investment power with respect to 218,767 shares, and shared voting power with respect to 141,675 shares.

         (d)     John Rhodes Haverty, M.D., is first cousin of Rawson Haverty.

         (e) This amount includes unexercised options to purchase 10,500 shares.

         (f) Mr. Ridley is the nephew of Rawson Haverty and first cousin of Clarence H. Smith and Rawson Haverty, Jr.

         (g) Of this amount, Mr. Ridley has sole voting and investment power with respect to 21,678 shares and shared voting and investment power with respect to 1,327 shares. This amount includes unexercised options to purchase 10,500 shares.

         (h) Of this amount, Mr. Ridley has sole voting and investment power with respect to 181,726 shares, shared voting and investment power with respect to 1,327 shares, and sole voting power with respect to 61,152 shares. This amount includes unexercised options to purchase 3,000 shares.

         (i) This amount includes unexercised options to purchase 21,495 shares.

         (j) Of this amount, Mr. Slater has sole voting and investment power with respect to 55,168 shares, and shared voting and investment power with respect to 38,210 shares. This amount includes unexercised options to purchase 55,018 shares.

         (k) Of this amount, Mr. Slater has sole voting and investment power with respect to 150 shares and shared voting and investment power with respect to 15,810 shares.

         (l)     Mr. Johnston is a director of ING America Life Corporation.

         (m) ING America Life Corporation (a subsidiary of ING Group) is the holding company for Life Insurance Company of Georgia, Southland Life Insurance Company and Security Life of Denver. ING Group is an international diversified financial services company based in Amsterdam, The Netherlands, with banking and insurance operations in 55 countries.

         (n) Of this amount, Mr. Johnston has sole voting and investment power with respect to 28,300 shares and shared voting power with respect to 163,330 shares. This amount includes unexercised options to purchase 19,500 shares.

         (o) This amount includes unexercised options to purchase 3,000 shares.

         (p) Clarence H. Smith is the nephew of Rawson Haverty and first cousin of Clarence H. Ridley and Rawson Haverty, Jr.

         (q) Of this amount, Mr. Smith has sole voting and investment power with respect to 32,099 shares and shared voting and investment power with respect to 150 shares. This amount includes unexercised options to purchase 16,137 shares.

         (r) Of this amount, Mr. Smith has sole voting and investment power with respect to 41,671 shares and shared voting and investment power with respect to 725 shares.

         (s) Rawson Haverty, Jr., is the son of Rawson Haverty and first cousin of Clarence H. Ridley and Clarence H. Smith.

         (t) This amount includes unexercised options to purchase 22,625 shares.

         (u) Of this amount, Mr. Haverty has sole voting and investment power with respect to 74,737 shares and shared voting and investment power with respect to 975 shares.

         (v) Of this amount, Mr. McGaughey has sole voting and investment power with respect to 3,000 shares and shared voting and investment power with respect to 14,244 shares. This amount includes unexercised options to purchase 3,000 shares.

NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

         The names of, and certain information relating to, the four nominees to be elected by the holders of Common Stock are as follows:

                                                                                     Security Ownership
                                                                                        as of 3-8-96
                                                                                    and Percent of Class*
                                                                                ------------------------------
                                                                                                     Class A
           Name and Year              Age                                            Common          Common
     First Became a Director        (3-8-96)        Principal Occupation              Stock           Stock
--------------------------------------------------------------------------------------------------------------
 William A. Parker, Jr. (a)            68      Chairman of the Board of             27,000 (b)      3,000 (c)
       1987                                    Seminole Investment Company,            .31%           .10%
                                               L.L.C., since 1994; Chairman
                                               of the Board of Cherokee
                                               Investment Co. (1978-1994)

 Robert R. Woodson (d)                 63      Chairman of the Board of             31,500 (e)      9,000 (f)
       1987                                    John H. Harland Company since           .36%           .30%
                                               1992. President (1984-
                                               1995); Chief Executive
                                               Officer (1990-1995)

 L. Phillip Humann (g)                 50      President, SunTrust Banks,           17,500 (h)         --
       1992                                    Inc., since 1991; Senior                .20%
                                               Executive Vice President,
                                               Banking (1990-1991)

 John T. Glover (i)                    49      President, Post Properties,           2,000             --
                                               Inc., since 1984

--------------------------

         * Unless otherwise indicated, the amounts shown in the columns represent the number of shares over which the nominee has sole voting and investment power and include, where applicable, shares subject to unexercised options.

----------------------------

         (a) Mr. Parker is a director of Genuine Parts Co., The Southern Company, Georgia Power Company, ING America Life Corporation and Post Properties, Inc.

         (b) This amount includes unexercised options to purchase 19,500 shares.

         (c) This amount represents unexercised options to purchase 3,000 shares.

         (d)     Mr. Woodson is a director of Allied Holdings, Inc.

         (e) This amount includes unexercised options to purchase 19,500 shares.

         (f) This amount represents unexercised options to purchase 3,000 shares.

         (g) Mr. Humann is a director of SunTrust Banks, Inc., Coca-Cola Enterprises, Inc., and Equifax, Inc.

         (h) This amount includes unexercised options to purchase 15,000 shares.

         (i) Mr. Glover is a director of SunTrust Banks of Georgia, Inc., and SunTrust Bank, Atlanta.

BOARD COMMITTEES AND ATTENDANCE

         The Company has a standing Audit Committee composed of Dr. Kenneth Black, Jr., Chairman (who will retire from the Board of Directors effective with the expiration of his term on April 26, 1996), William A. Parker, Jr., and
L. Phillip Humann. The Audit Committee, which held one meeting during fiscal 1995, performs the following functions: recommends independent certified public accountants to be engaged as auditors of the Company; approves the fees of the Company's auditors; reviews with the independent auditors the plan and results of the auditing engagement; reviews the scope and results of the Company's procedures for internal auditing; and reviews the adequacy of the Company's system of internal accounting controls.

         The Executive Committee is composed of Rawson Haverty, Chairman, John
E. Slater, Jr., Clarence H. Ridley, John Rhodes Haverty, M.D., and L. Phillip Humann. The Executive Committee held five meetings during fiscal 1995.

         The Company has no standing compensation committee; however, the Executive Committee determines salary and bonus arrangements for certain personnel. See "Report of Executive Committee on Executive Compensation."

         The Company has a Stock Option Committee, composed of non-employee directors appointed by the Board, which serves to administer the Company's qualified and non-qualified stock option plans and the employee stock purchase plan. Present members of the Stock Option Committee are John Rhodes Haverty, M.D., Chairman, William A. Parker, Jr., and Robert R. Woodson. The Stock Option Committee held two meetings during fiscal 1995.

         The Company has a standing Employee Benefits Committee composed of Lynn H. Johnston, Chairman, Robert R. Woodson and Frank S. McGaughey, III.
The Employee Benefits Committee serves as Administrator for all formal employee benefit plans of the Company and also oversees and gives guidance for all other employee benefit programs and policies of the Company. The Employee Benefits Committee held one meeting during fiscal 1995.

         The Company has no standing nominating or other standing committee performing similar functions.

         The Board of Directors held a total of four meetings during fiscal 1995. Each incumbent director, except William A. Parker, Jr., attended at least 75% of the aggregate of all meetings held by the Board of Directors and by committees of the Board on which the director served during the director's period of service.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding Class A Common Stock or Common Stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the Class A Common Stock or Common Stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required during the fiscal year ended December 31, 1995, the Company's officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

                             EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) (hereinafter referred to as the "Named Executive Officers") for the fiscal years ended December 31, 1995, 1994 and 1993.

                          SUMMARY COMPENSATION TABLE

                                                                                     Long Term
                                                                                   Compensation
                                    -----------------------------------------------------------------
                                                  Annual Compensation                 Awards
                                    -----------------------------------------------------------------
                                                                       Other        Securities          All
                                                                       Annual       Underlying         Other
          Name and                      Salary          Bonus       Compensation      Options      Compensation
     Principal Position        Year       ($)            ($)           ($)(a)           (#)           ($)(b)
------------------------------------------------------------------------------------------------------------------
 John E. Slater, Jr.           1995     $200,000     $250,000         $3,000           35,000         $3,000
  President and Chief          1994      166,875      250,000 (c)      3,000           20,000          3,030
  Executive Officer            1993      130,000      170,000          3,000           22,500          2,998
  (since 4/1/94)

 Dennis L. Fink                1995      170,000      110,000            --            33,750          3,000
 Senior Vice President         1994      129,792      100,000            --            30,000          3,080
  and Chief Financial          1993      125,000       55,000            --            30,000            --
  Officer

 M. Tony Wilkerson             1995      140,000      100,000            --            10,000          3,000
  Senior Vice President,       1994      123,333      100,000            --            20,000          3,151
  Marketing                    1993       84,792       50,000            --            12,000          2,396

 Clarence H. Smith             1995      120,000       90,000          3,000           10,000          2,311
  Vice President,              1994      100,000       75,000          3,000           17,000          2,963
  Operations and               1993       90,000       50,750          3,000            9,000          2,667
  Development

 Rawson Haverty, Jr.           1995      100,000       90,000          3,000           10,000          3,000
  Vice President, Real         1994       85,000       75,000          3,000           20,000          2,596
  Estate & Insurance           1993       80,000       45,000          3,000           15,000          2,098
  Divisions

-------------------------

         (a) The amounts shown represent the annual retainer fees paid to those named Executive Officers who are also directors for their services on the Company's Board of Directors.

         (b) The amounts shown represent Company contributions to the account of the Named Executive Officer pursuant to the Company's 401(k) Plan.

         (c) Of this amount, $50,000 was awarded for services performed as Chief Operating Officer during first quarter 1994 and $200,000 was awarded for services performed as Chief Executive Officer for the remainder of fiscal year 1994.


STOCK OPTION PLANS

         The following table provides certain information concerning individual grants of stock options under the Company's 1988 Incentive Stock Option Plan and 1993 Non-Qualified Stock Option Plan made during the fiscal year ended December 31, 1995, to each of the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                Alternative
                                                                                                 Grant Date
                                                     Individual Grants                           Value (a)
----------------------------------------------------------------------------------------------------------------
                                                   % of Total                                   Grant Date
                                  Number of          Options                                   Present Value
                                  Securities       Granted to                                  (Using Black-
                                  Underlying        Employees      Exercise or                Scholes Option
                                   Options          in Fiscal       Base Price    Expiration   Pricing Model)
 Name                            Granted (#)          Year        ($ Per Share)      Date           ($)
----------------------------------------------------------------------------------------------------------------
 John E. Slater, Jr.                35,000            9.0%          $12.25          8-25-00       $169,750

 Dennis L. Fink                     33,750            8.7%           12.25          8-25-00        163,688

 M. Tony Wilkerson                  10,000            2.6%           12.25          8-25-00         48,500

 Clarence H. Smith                  10,000            2.6%           12.25          8-25-00         48,500

 Rawson Haverty, Jr.                10,000            2.6%           12.25          8-25-00         48,500

-------------------------

         (a) The dollar amounts under this column are the result of calculations based upon the Black-Scholes pricing model and are not intended to forecast possible future appreciation of the market value of the Company's Common Stock.

                 Assumptions Used for Black-Scholes Model:

                                    Grant Date:                        8/25/95
                                    Risk-Free Rate (i):                   6.04%
                                    Exercise Price:                    $ 12.25
                                    Share Price on Grant Date:         $ 12.25
                                    Volatility (ii):                      49.0%
                                    Term (Years):                            5
                                    Dividend Yield:                        2.9%
                                    Black-Scholes Option Value:        $  4.85

                 (i) Based on US Stripped Treasury Securities with similar maturities to the option terms.

                (ii) Based on 21 consecutive quarter-end stock prices and dividends paid prior to each grant date.

         OPTION GRANTS IN LAST FISCAL YEAR NOT IMMEDIATELY EXERCISABLE

         The terms of the 1988 Incentive Stock Option Plan and the 1993 Non-Qualified Stock Option Plan generally provide that options granted are immediately exercisable and are exercisable for a period of five years from the date of grant. However, Internal Revenue Code provisions limit the dollar amount of incentive stock options which may be first exercisable in any given calendar year to $100,000. Due to this limitation, as well as exercise restrictions placed on certain incentive stock options granted in fiscal year 1995, the following portions of the incentive stock options granted in 1995 to the Named Executive Officers were not immediately exercisable, and the schedules for first exercise of those specific portions that were not immediately exercisable are as follows:

                                                        Options Granted in 1995 Not Immediately Exercisable
                                                      --------------------------------------------------------
                                                                                      Number      Date When
                                                          Date        Exercise         of         Options
                                                           of           Price       Incentive      First
 Name                                                    Grant      ($ Per Share)    Options    Exercisable
--------------------------------------------------------------------------------------------------------------
 John E. Slater, Jr.                                    8/25/95        $ 12.25        5,705         1/1/99
                                                        8/25/95          12.25        4,295         1/1/00

 Dennis L. Fink                                         8/25/95          12.25          603         1/1/99
                                                        8/25/95          12.25        8,147         1/1/00

 M. Tony Wilkerson                                      8/25/95          12.25          714         1/1/97
                                                        8/25/95          12.25        8,163         1/1/98
                                                        8/25/95          12.25        1,123         1/1/99

 Clarence H. Smith                                      8/25/95          12.25        4,907         1/1/97
                                                        8/25/95          12.25        5,093         1/1/98

 Rawson Haverty, Jr.                                    8/25/95          12.25        3,163         1/1/97
                                                        8/25/95          12.25        6,837         1/1/98


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

         The following table provides certain information concerning the exercise of stock options under the Company's 1988 Incentive Stock Option Plan during the fiscal year ended December 31, 1995, by the Named Executive Officers and the fiscal year end value of unexercised options held by such persons under the Company's 1988 Incentive Stock Option Plan and 1993 Non-Qualified Stock Option Plan:


                          Options Exercised in 1995                      All Outstanding Options
                       -----------------------------------------------------------------------------------------------
                                                           Number of Securities
                            Shares         Value          Underlying Unexercised        Value of Unexercised In-
                          Acquired on     Realized          Options at Fiscal          the-Money Options at Fiscal
 Name                    Exercise (#)     ($) (a)              Year End (#)                Year End ($) (b)
----------------------------------------------------------------------------------------------------------------------
                                                       Exercisable   Unexercisable    Exercisable    Unexercisable
                                                       -----------   -------------    -----------    -------------
 John E. Slater, Jr.          -0-        $     -0-        48,225         29,275          $65,782         $15,625

 Dennis L. Fink               -0-              -0-        60,676         33,074           79,929          19,994

 M. Tony Wilkerson          6,000           37,375        27,625         23,375           91,571          28,992

 Clarence H. Smith            -0-              -0-        16,137         19,863           18,549          25,889

 Rawson Haverty, Jr.          -0-              -0-        22,625         22,375           24,383          27,180

--------------------------

         (a) Dollar values were calculated by determining the difference between the fair market value of the underlying securities at exercise date and the exercise price of the options.

         (b) Dollar values were calculated by determining the difference between the fair market value of the underlying securities at year end and the exercise price of the options.

         RETIREMENT PLAN

         The Company maintains a tax-qualified, non-contributory defined benefit retirement plan (the "Retirement Plan"). All employees of the Company are eligible to participate upon completion of one year of service and reaching age 21. Officers are eligible to participate in the Retirement Plan, but directors are not eligible unless they are also full-time employees. Annual contributions to the Retirement Plan are made in amounts determined by the Retirement Plan's actuaries to be sufficient to fund the benefits to be paid and to meet regulatory requirements.

         The Retirement Plan provides for the payment of fixed monthly benefits upon an employee's normal retirement at age 65. Benefits may also be paid upon early retirement as provided in the Retirement Plan. Benefits upon retirement are based upon years of service (up to a maximum of 40 years for calculating such benefits) and final average earnings. "Final average earnings" means the average annual earnings for the five consecutive years in which a participant had the highest earnings during the last ten years of employment. Compensation for purposes of computing annual benefits under the Retirement Plan includes basic salary, wages, overtime pay, bonuses, commissions, amounts contributed to the 401(k) plan by the employee and other direct compensation included in the IRS Form W-2.

         The table below illustrates the estimated annual benefits payable upon retirement under the Retirement Plan to persons in specified years of service and compensation categories. The benefits shown are straight-life annuities and are based upon an assumed retirement during 1996. The compensation amounts shown are compensation in the final year of employment. For purposes of determining final average earnings, a 5% per year increase in earnings was used for prior years.

                                                            Years of Service
         1995            ---------------------------------------------------------------------------------------
     Compensation *        15              20            25              30            35           40 or More
     --------------     ---------       --------      --------        --------      --------        ----------
     $  50,000          $  5,433       $  7,243       $  9,054       $  10,865     $  12,676        $  14,487
       100,000            12,933         17,245         21,556          25,867        30,178           34,489
       150,000            20,434         27,246         34,057          40,869        47,680           54,491
       200,000            27,935         37,247         46,558          55,870        65,182           74,494
       250,000            35,436         47,248         59,060          70,872        82,684           94,496
       300,000            42,937         57,249         71,561          85,873       100,186          114,498
       350,000            50,438         67,250         84,063         100,875       117,688          134,500   *
       400,000            57,938         77,251         96,564         115,877       135,189  *       154,502   *
       450,000            65,439         87,252        109,065         130,878  *    152,691  *       174,504   *
       500,000            72,940         97,253        121,567  *      145,880  *    170,193  *       194,507   *
       550,000            80,441        107,254        134,068  *      160,882  *    187,695  *       214,509   *

--------------------------

             * Earnings used to calculate benefits under the Retirement Plan may not exceed $150,000 for 1995. Annual benefits under the Retirement Plan may not exceed $120,000 for 1995, regardless of the benefit amount otherwise produced by the Retirement Plan formula. Both of these amounts are subject to future adjustments for cost of living increases. Annual benefits in the above table do not reflect either of these limits, and are in addition to any amounts payable from Social Security.

--------------------------

         The years of service accrued to the Named Executive Officers are as follows:

                         Employee                                 Years of Service Accrued as of 12/31/95
                         --------                                 ---------------------------------------
                 John E. Slater, Jr.                                                 39
                 Dennis L. Fink                                                       3
                 M. Tony Wilkerson                                                   19
                 Clarence H. Smith                                                   22
                 Rawson Haverty, Jr.                                                 12

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         On November 3, 1995, the Board of Directors adopted a non-qualified Supplemental Executive Retirement Plan (the "Plan"), effective January 1, 1996, for the benefit of those employees whose retirement benefits would otherwise be reduced by the limitation imposed by federal pension law and I.R.S. regulations on the amount of compensation that may be taken into account in computing benefits under a defined benefit retirement plan. Federal pension law and I.R.S. regulations currently prohibit providing benefits on annual compensation above $150,000. Under the provisions of the 1996 Supplemental Plan, participation in the Plan will be automatic for any employee who has pay that cannot be included in computing benefits under the Company's defined benefit Retirement Plan because it exceeds the I.R.S. limit; however, the total amount of annual retirement benefits that may be paid to an eligible participant in the Plan from all sources (Retirement Plan, Social Security and the 1996 Supplemental Plan) may not exceed $125,000. [See "Retirement Plan" (p. 14) for information on the amount of benefits which the Named Executive Officers are eligible to receive upon retirement.]

COMPENSATION OF DIRECTORS

         Annual retainer fees to directors, paid semi-annually each year on May 1 and November 1, total $3,000 for employee directors and $15,000 for non-employee directors. Effective for fiscal year 1996, the semi-annual portion of the annual retainer fee to be paid on May 1 each year shall be paid in shares of the Company's $1 par value Common Stock equal to the fair market value of such stock at the close of the market on that day. In addition to the annual retainer, each non-employee director receives a fee of $600 for attendance at each Board meeting and each meeting of a Board committee on which he serves, except that a non-employee director who serves as chairman of a Board committee receives $700 for attendance at each meeting of the committee which he chairs. [See "Agenda Item Two - Proposal to Approve the Directors' Compensation Plan," p. 20.]

         Since 1982, the Company has maintained a Directors' Deferred Compensation Plan that permits all directors who choose participation in the Plan to defer to a future date receipt of retainer and/or meeting fees (meeting fees being applicable only to non-employee directors) which would otherwise be paid in cash for their services as directors and members of committees of the Board of Directors. Under the Plan as it currently exists, such deferred fees, plus accrued interest (at a rate determined annually by the Executive Committee in accordance with the Plan), may be distributed in the future to a director in one lump sum or in no more than ten equal annual installments on any date or dates that had been pre-determined and elected by such director under the terms of the Plan. During the years the Plan has been in existence, a number of employee and non-employee directors have participated. Currently, four directors participate in the Plan.

         On February 6, 1996, the Board of Directors authorized, subject to approval at the 1996 Annual Meeting of Stockholders, that the Directors' Deferred Compensation Plan be amended and restated for the purpose of also providing, upon the election of a director through participation in the Plan, for the deferment of retainer fees that would otherwise be paid in shares of the Company's $1 par value Common Stock. [See "Agenda Item Three - Proposal to Approve the Directors' Deferred Compensation Plan as Amended and Restated," p. 21.]

         Pursuant to an automatic grant provision under the Company's 1993 Non-Qualified Stock Option Plan, the Plan authorizes that each non-employee director of the Company be granted, on a pre-determined date annually, an option to purchase 3,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of such stock on the date of grant. On October 31, 1995, options were granted to the then eight non-employee directors of the Company covering an aggregate of 24,000 shares of Common Stock at a per share exercise price of $13.75. Such options were granted to Dr. Kenneth Black, Jr., John Rhodes Haverty, M.D., L. Phillip Humann, Lynn H. Johnston, William A. Parker, Jr., Clarence H. Ridley, Robert R. Woodson and Frank S. McGaughey, III.

ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         Although the Company does not have a Compensation Committee of the Board of Directors, the Executive Committee has performed the function of determining executive officer compensation. During the fiscal year ended December 31, 1995, the Executive Committee was comprised of five members:
Rawson Haverty, Chairman of the Board; John E. Slater, Jr., President and Chief Executive Officer, Clarence H. Ridley, John Rhodes Haverty, M.D., and L. Phillip Humann. John Rhodes Haverty, M.D., and L. Phillip Humann were appointed to serve on the Executive Committee by the Board of Directors on May 5, 1995, to fill the vacancies on the Committee created by the retirement on April 28, 1995, of Frank S. McGaughey, Jr., and Alex W. Smith as directors and members of the Committee.

         In March 1995, SunTrust Bank, Atlanta (formerly Trust Company Bank), and the Company closed a $30-million term loan from SunTrust Bank, Atlanta, to the Company, which loan is for a term of 12 years (with an average life of 8 years) and bears interest at an average fixed rate of 8.16% per annum. L. Phillip Humann, a director of the Company and a member of the Executive Committee of the Board of Directors, is the President of SunTrust Banks, Inc., the parent of SunTrust Banks of Georgia, Inc., and its subsidiary SunTrust Bank, Atlanta.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of Executive Committee on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.

            REPORT OF EXECUTIVE COMMITTEE ON EXECUTIVE COMPENSATION

         The Company has no standing compensation committee; however, the Executive Committee of the Board of Directors determines salary and bonus arrangements for all executive officers of the Company, including the Chief Executive Officer, subject to approval by the full Board. The Executive Committee is composed of Rawson Haverty, Chairman of the Board, John E. Slater, Jr., President and Chief Executive Officer, Clarence H. Ridley, John Rhodes Haverty, M.D., and L. Phillip Humann.

         Compensation of market area and regional managers consists of a base salary, which is related to the size of the metropolitan market managed, plus a bonus based on a pre-set formula related to annual profits produced in such area or region. Compensation of other officers, including executive officers and department heads (approximately 25 persons, including the five most highly compensated officers), consists of a base salary, which is related to the duties and responsibilities of the position, plus a bonus related to the profits of the Company and assessment of individual contribution. Bonuses are determined subjectively by the Executive Committee, subject to approval by the full Board of Directors.

         Based on profits before bonuses and income taxes, a pool is created for payment of executive and key-person bonuses. Determination of actual executive and key-person bonuses is made only after all area and regional manager bonuses have been computed. Total bonuses earned and paid for fiscal year 1995 to 76 individuals amounted to $2,440,000, a decrease of $103,000, or 4.2%, as compared to the 1994 bonuses. Of this amount, 26.2% was paid to the five executive officers holding the five most highly compensated positions during fiscal year 1995.

         The Chief Executive Officer's compensation, as well as that of the other executive officers, is comprised of a base salary which is directly related to the responsibilities of the position and a bonus which is related primarily to the Company's performance. The principal burden of corporate management decisions is carried by a Management Committee that is appointed by the Chief Executive Officer and which is currently comprised of those executive officers holding the positions of Chief Executive Officer, Chief Financial Officer, Senior Vice President of Marketing, Vice President of Operations and Development, and Vice President of the Real Estate and Insurance Divisions, with the Chairman of the Board serving in an advisory capacity; however, the Chief Executive Officer bears final responsibility for such management decisions. Thus, the executive officers serving as the Management Committee participate more heavily in the division of bonus awards.

         Traditionally, the compensation of the Chief Executive Officer and other executive officers has increased or decreased in relation to the profitability of the Company, as well as its competitive position and likely prospects based on the specific actions of management. In 1993, corporate profits (on which bonuses were computed) increased 86.8% from the prior year, and actual net income of the Company increased 114.4%; while the bonus of the Chief Executive Officer increased a more modest 40%, and overall average bonuses increased 35.3%. In 1994, corporate profits (on which bonuses were computed) increased 20.4% from the prior year, and actual net income of the Company increased 29.0%, as compared to an overall average increase in bonuses of 27.1%. Overall bonuses increased somewhat more in 1994 than did earnings because the Executive Committee believed the transition and leadership under the new Chief Executive Officer was carried out in an excellent manner, and also in light of competitive compensation levels.

         In 1995, corporate profits (on which bonuses were computed) decreased 2.8% from the prior year, and actual net income of the Company also decreased 2.8%; while actual total bonuses paid decreased 4.2% compared to the prior year.

         Based upon a review of available information on public companies reporting comparable amounts of annual gross revenues, the Executive Committee believes that the cash compensation (salary and bonus) paid to the Chief Executive Officer of the Company is moderate, as compared to the compensation of chief executive officers of other such companies.

         The Company has been in business for 111 years. Throughout its long history it has maintained employee compensation programs designed to encourage its employees to become owners of the business in which they are employed. Stock options for officers and other key employees are awarded in the discretion of the Stock Option Committee of the Board of Directors, which is comprised of non-employee directors. A non-qualified stock option plan is in place for non-employee directors; and, in 1992, an employee stock purchase plan was established for all eligible employees. As a result of this long established policy, a substantial number of shares of Company Common Stock and Class A Common Stock are held by those currently employed in the business and by former Haverty Furniture Companies, Inc., employees.

         It is the Company's intention that the compensation to be paid to its executive officers will not exceed the present maximum allowable amount for purposes of deductibility set forth in the Internal Revenue Code.


                    Executive Committee, Board of Directors


    Rawson Haverty, Chairman         John E. Slater, Jr., President and C.E.O.

Clarence H. Ridley          John Rhodes Haverty, M.D.         L. Phillip Humann

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock and Class A Common Stock against the cumulative total return of the Nasdaq Home Furnishings Stores Index and the Nasdaq U.S. Companies Index for the period of five years commencing December 31, 1990, and ending December 31, 1995.

         The Nasdaq Home Furnishings Stores Index includes the 31 active Nasdaq U.S. issues as of December 31, 1995, which carry the Standard Industrial Classification (SIC) Code of 5700-5799, defined as home furniture, furnishings and equipment stores. This group includes several retailers normally considered to be direct competitors of the Company.

         The graph below assumes that the value of the investment in the Company's Common Stock or Class A Common Stock and each index was $100 on December 31, 1990, and that all dividends were reinvested.


                  COMPARISON OF FIVE YEAR TOTAL RETURN AMONG
                      HAVERTY FURNITURE COMPANIES, INC.
                      NASDAQ HOME FURNISHINGS STORES AND
                        NASDAQ U.S. COMPANIES INDICES


$100 Value                                            1990       1991      1992     1993       1994     1995
-----------------------------------------------------------------------------------------------------------------
Haverty Furniture Companies, Inc. - Common Stock    $100.00    $150.40   $253.30   $384.10    $268.60  $325.40
Haverty Furniture Companies, Inc. - Class A Common   100.00     123.50    199.40    328.10     208.00   277.40
Nasdaq (SIC Code 57) Home Furnishings Stores Index   100.00     192.20    229.40    222.90     169.60   135.10
Nasdaq U.S. Companies Index                          100.00     160.50    186.90    214.50     209.70   296.50


Annual Return                                          1990     1991       1992      1993      1994      1995
--------------------------------------------------------------------------------------------------------------------
Haverty Furniture Companies, Inc. - Common Stock       N/A       50%        68%       52%       -30%      21%
Haverty Furniture Companies, Inc. - Class A Common     N/A       24%        61%       65%       -37%      33%
Nasdaq (SIC Code 57) Home Furnishings Stores Index     N/A       92%        19%       -3%       -24%     -20%
Nasdaq U.S. Companies, Index                           N/A       61%        16%       15%        -2%      41%

                               AGENDA ITEM TWO

                             PROPOSAL TO APPROVE
                         DIRECTORS' COMPENSATION PLAN

         In February 1996 and subject to stockholder approval at the 1996 Annual Meeting, the Board of Directors approved a Directors' Compensation Plan (the "Directors' Plan") pursuant to which shares of the class of $1.00 par value common stock of the Company known as Common Stock (the "Common Stock") will be issued to each director in payment of one-half of the director's annual retainer fee. The Directors' Plan is set forth as Appendix I of this Proxy Statement and is incorporated herein by reference. The purpose of the Plan is to enable the Company to attract and retain directors who contribute to the Company's success by their ability, ingenuity and industry, and to better ensure that the interests of such directors are more closely aligned with the interests of the Company's stockholders.

         The Directors' Plan is being submitted to stockholders of the Company for approval for the sole purpose of qualifying the Director's Plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"). Rule 16b-3 provides that the award of an equity security of an issuer pursuant to a plan which is qualified under Rule 16b-3 is exempt from the short swing trading liability of Section 16(b) of the Act. Section 16(b) provides, in pertinent part, that in order to prevent the unfair use of information which may have been obtained by a director, officer (which term is more specifically defined in the regulations), or any person who owns more than 10% of the equity securities of an issuer whose securities are registered under Section 12 of the Act, any profit realized by such a person from any purchase and sale, or any sale and purchase, of any equity security of such issuer within any period of less than six months shall inure to and be recoverable by the issuer, irrespective of any intention on the part of such director, officer, or 10% stockholder. If the Directors' Plan is approved by stockholders, then stock issued under the Directors' Plan would be exempt from being "matched" against sales of the Company's Common Stock for purposes of Section 16(b). The Board of Directors believes that the Directors' Plan is in the best interests of the Company and recommends that stockholders approve the plan.

         The Directors' Plan provides that on May 1, 1996, and on each May 1 thereafter, one-half of each director's annual retainer fee shall be paid in shares of Common Stock of the Company. At the present time, the annual retainer fee payable to non-employee directors amounts to $15,000, and the annual retainer fee payable to employee directors amounts to $3,000, such annual retainer fees being divided into two equal semi-annual payments on May 1 and November 1 each year. The amount of the annual retainer fee payable to both non-employee and employee directors is subject to future adjustment by action of the Board of Directors. In addition, in the discretion of each director, a director may elect to be paid the entire amount of his annual retainer fee in shares of Company Common Stock. This election must be effected by a written notice by such director making such election on or before October 31 of each year, and such election shall be irrevocable and shall apply to the payment on May 1 of the entire annual retainer fee for the next succeeding year. The number of whole shares of Company Common Stock to be paid to the director will be determined on May 1 by dividing the dollar amount of either the semi-annual retainer fee, or the entire annual retainer fee if the director had so elected, to be paid in Company Common Stock by the market price (defined to mean the closing bid price) of the Common Stock on such date. Fractional shares will not be issued, but will be paid in cash to the director.

         For purposes of Rule 16b-3, the Directors' Plan also provides that a director may not sell the shares issued under the Plan for a period of six months after the date of issuance. Shares awarded under the Plan will be issued from the Company's treasury or, alternately, from authorized and unissued shares.

As of March 8, 1996, the closing bid price for the Company's Common Stock as reported on the Nasdaq National Market System was $12.75 per share.

         The Directors' Plan must be approved by a majority of all votes present or represented at the Annual Meeting and entitled to vote on this matter. The Board of Directors recommends that stockholders vote FOR the Directors' Compensation Plan.


                              AGENDA ITEM THREE

          PROPOSAL TO APPROVE DIRECTORS' DEFERRED COMPENSATION PLAN
                           AS AMENDED AND RESTATED


         As discussed under Agenda Item Two on page 20 of this Proxy Statement, the Board of Directors of the Company has adopted, subject to stockholder approval, the Directors' Compensation Plan set forth as Appendix I to this Proxy Statement, requiring that all directors be paid at least one-half of their annual retainer fees for services on the Board in shares of the Company's $1 par value Common Stock. In addition, such plan allows each director, by his own individual choice, the opportunity to receive payment of the entire amount of his annual retainer fee in shares of Common Stock.

         Since 1982, the Company has maintained a Directors' Deferred Compensation Plan allowing directors to defer to a future date the receipt of "cash" fees paid for their services on the Board. On February 6, 1996, the Board of Directors, following its adoption of the aforementioned Directors' Compensation Plan requiring all directors to receive payment of at least one-half of their annual retainer fees in shares of Common Stock, authorized that an amended and restated Directors' Deferred Compensation Plan (the "Directors' Deferred Plan") be submitted for stockholder approval for the purpose of also allowing directors to defer the receipt of "stock" to be paid to them for their services.

         The Directors' Deferred Plan, set forth as Appendix II to this Proxy Statement and incorporated herein by reference, is being submitted to stockholders for approval for the purpose of qualifying such plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. See Agenda Item Two on page 20 for a discussion of Rule 16b-3 and Section 16(b) under such Act.

         The Directors' Deferred Plan provides directors of the Company who elect to do so the opportunity to defer to a future date the receipt of part or all of their compensation, whether payable in Common Stock or cash, as directors and as members of Committees of the Board of Directors. Each director may elect, not later than October 31 each year, to participate in the Directors' Deferred Plan for the next "Annual Period" (commencing on May 1 of the succeeding fiscal year) and until such election is revoked or revised as permitted by the Directors' Deferred Plan.

         Directors who participate in the Directors' Deferred Plan may elect to defer: (1) all or none of the cash fees paid to directors for attendance at meetings of the Board and Board Committees; (2) all or none of that half of the annual retainer fee that is required to be paid on May 1 in shares of Common Stock; and (3) all or none of that half of the annual retainer fee specified in the Directors' Compensation Plan to be paid on November 1 in "cash" (which payment may actually have been made and/or deferred on the preceding May 1 in shares of Common Stock as elected by a director in a timely manner in accordance with the Directors' Deferred Plan).

         Compensation (stock and/or cash) deferred under the Plan will be distributed to the participant director upon termination of the director's service on the Board of Directors, unless the participant director has elected an earlier alternative date for such distribution. An earlier alternative date ("elective distribution date") elected by a participant director for distribution is irrevocable. In the event of death of a participant director prior to termination of his service on the Board of Directors, or prior to the elective distribution date that such participant director may have elected, distribution of his Account will be made within 30 days of his death.

         Compensation deferrals made by a director shall be credited to a Cash Compensation Sub-Account and/or a Stock Compensation Sub-Account, as appropriate. Amounts credited to a director's Cash Compensation Sub-Account and any cash balance in such account shall bear interest at an annual interest rate fixed in advance at the beginning of each fiscal year based upon the 13-week Federal Treasury Bill rate as of the end of the preceding fiscal year. Deferrals of compensation payable in Common Stock shall be credited to the director's Stock Compensation Sub-Account annually on May 1 as a whole number of shares of Company Common Stock (based on the applicable "Market Price" of the stock). The Stock Compensation Sub-Account shall also be credited from time to time for the cash equivalent of any dividends paid by the Company on its Common Stock (whether payable in cash or securities), with the amount so credited to be based on the number of shares of Common Stock then credited to such account. Fractional shares will not be credited to the Stock Compensation Sub-Account, but the account will be credited instead for the cash equivalent of such fraction. Cash amounts in the Stock Compensation Sub-Account shall also bear interest. On May 1 each year, cash balances contained in a director's Stock Compensation Sub-Account shall be converted to the number of whole shares of Common Stock (based on the applicable "Market Price" of the stock) to be credited to the Sub-Account on that day.

         In the case of a recapitalization, reclassification, stock split, or other combination or alteration of the capital structure of the Company (other than by reason of a dividend payable in shares of an existing class of securities of the Company), an appropriate adjustment shall be made to the Stock Compensation Sub-Accounts of all directors. In the event that the Company is a party to any reorganization involving a merger, consolidation, acquisition of the capital stock or assets of the Company, the Stock Compensation Sub-Account of each director shall be adjusted to reflect the same number and type of securities of the resulting corporation to which such director would be entitled as a record holder of the number of shares of Common Stock then credited to the Sub-Account of the director.

         The Plan is administered by the Executive Committee of the Board of Directors of the Company and all determinations of the Committee are conclusive and binding on all participants.

         Shares of Common Stock and cash amounts which are deferred by a director under the Plan (or which otherwise accrue under the terms of the Plan) shall be credited to the appropriate Sub-Account by book entry only; no shares of Common Stock which are deferred under the Plan shall be issued until the distribution date. A director who participates in the Plan with respect to stock compensation shall have no rights as a stockholder with respect to shares of Common Stock issuable to such director, other than as specifically provided in the Plan, until such shares are actually issued to such director.

         The Directors' Deferred Plan must be approved by a majority of all votes present or represented at the annual meeting and entitled to vote on this matter. The Board of Directors recommends that stockholders vote FOR the Directors' Deferred Plan.

                              INDEPENDENT AUDITORS

         Ernst & Young were the independent auditors for the Company during the year ended December 31, 1995. The Company has been advised that no representative of Ernst & Young will be present at the Annual Meeting.
Although the Board of Directors has not yet selected independent auditors for the Company for the fiscal year ended December 31, 1996, it is expected that Ernst & Young will be chosen.

                              FINANCIAL STATEMENTS

         The Company's financial statements for the year ended December 31, 1995, are set forth in the Company's Annual Report to Stockholders for 1995. The Annual Report to Stockholders has been included and delivered with this Proxy Statement.

                           PROPOSALS OF STOCKHOLDERS

         Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders of the Company must be received by the Secretary of the Company, P. O. Box 54678, Civic Center Station, Atlanta, Georgia 30308-0678, no later than November 20, 1996.

                                 OTHER MATTERS

         At the date hereof, there are no other matters management intends to present or has reason to believe others will present to the meeting. If other matters now unknown to management come before this meeting, those who shall act as proxies will vote in accordance with their judgment.

                                          By Order of the Board of Directors



                                          Christine M. Jones
                                          Vice President and Secretary



March 20, 1996
Atlanta, Georgia

                                                                      APPENDIX I


                       HAVERTY FURNITURE COMPANIES, INC.

                          DIRECTORS' COMPENSATION PLAN


       1. Purpose. The name of this Plan is the Haverty Furniture Companies, Inc., Directors' Compensation Plan (the "Plan"). The purpose of the Plan is to enable Haverty Furniture Companies, Inc. (the "Company") to compensate directors who contribute to the Company's success by their abilities, ingenuity and industry, and to better ensure that the interests of such directors are more closely aligned with the interests of the Company's stockholders.

       2. Mandatory Payment of One-Half of Annual Retainer in Common Stock. Commencing on May 1, 1996, and on each May 1 thereafter, one-half of each director's annual retainer fee shall be paid in shares of the $1.00 par value class of common stock of the Company known as Common Stock (the "Common Stock"). As of the effective date of this Plan, the dollar amounts of the annual retainer fees (such annual retainer fees being divided into two equal semi-annual payments on May 1 and November 1 each year) are $15,000 with respect to non-employee directors and $3,000 with respect to employee directors. Therefore, effective May 1, 1996, and on each May 1 thereafter, non-employee directors shall be paid $7,500 in Company Common Stock and employee directors shall be paid $1,500 in Company Common Stock until such time as the dollar amounts of the annual retainer fees to be paid to non-employee and employee directors are increased or decreased by action of the Company's Board of Directors.

       3. Discretionary Election to Receive Entire Retainer in Common Stock. In the discretion of each director, effected by a written election made annually by such director on or before October 31 of each year, each director may elect to be paid the entire amount of his annual retainer fee in shares of Company Common Stock, which entire annual retainer fee shall be paid on the next succeeding May 1. Such election shall be irrevocable with respect to the next year's annual retainer fee and shall be effective for the next succeeding May 1 payment date.

       4. Other Compensation. In addition to payment of the annual retainer fee provided for in Sections 2 and 3, each non-employee director shall be paid such additional fees in cash for attendance at Board and Board Committee meetings as shall be approved by the Company's Board of Directors from time to time. As of the effective date of this Plan, each non-employee director is paid $600 for each Board and Board Committee meeting that he or she attends, except that a non-employee director who serves as chairman of a Board Committee is paid $700 for each such Board Committee meeting that he or she chairs. Employee directors are not paid fees for attending meetings of the Board or Board Committees.

       5.        Determination of Number of Shares of Common Stock Issuable.
On May 1 of each year, the number of whole shares of Company Common Stock to be paid to a director in respect of such director's semi-annual retainer fee due to be paid on that date (or, annual retainer fee, if the director had elected to be paid the entire amount of his annual retainer in shares of Company Common Stock) shall be determined by dividing the dollar amount of the semi-annual retainer fee (or, annual retainer fee, as the case may be) to be paid in Company Common Stock by the Market Price of the Common Stock (as hereinafter defined) at the close of the Market on May 1 (or, if May 1 is not a day on which trading is conducted on the securities market or exchange on which the Company's Common Stock is then traded, then as of the last such trading day occurring before May 1). No fractional share shall be paid pursuant to this section and, in lieu thereof, the director shall be paid the cash equivalent of any such fractional share.

         For the purpose of this section, "Market Price" shall mean, as of any date, the closing bid price of the Common Stock of the Company on such date as quoted by the National Association of Securities Dealers Automated Quotation System (or, if the Common Stock of the Company is then traded on a different securities market or exchange, the "Market Price" shall mean the closing price of the Common Stock of the Company as quoted on such market or exchange on such date).

       6. Issuance of Common Stock. The shares of Company Common Stock to be paid to directors under this Plan shall be issued from shares held in the Company's treasury; or, if no shares (or, an insufficient number of shares) are held in the treasury for such payment, then from authorized and unissued shares.

       7. Six Months' Holding Period. Any shares of Common Stock issued to a director under this Plan must be held for six months from the date of issuance prior to any disposition of such shares of Common Stock by such director.

       8. Amendments. The provisions of Sections 2 and 3 of this Plan shall not be amended by the Company's Board of Directors more frequently than once every six months, except as permitted by Section 10 hereof. This Plan may be amended, modified, or terminated by the Company's Board of Directors subject to the provisions of this Section.

       9. Effective Date. The Effective Date of this Plan shall be the date on which such Plan is approved by the Company's stockholders, which is anticipated to be April 26, 1996.

     10. Adjustment to Shares of Stock Issuable Pursuant to Plan. In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock split, stock split-up, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares, or other similar change in corporate structure or change affecting the capitalization of the Company, an equitable adjustment shall be made to the number of shares issuable under this Plan as the Company's Board of Directors determines is necessary or appropriate, in its discretion, to give proper effect to such corporate action. Any such adjustment determined in good faith by the Company's Board of Directors shall be conclusive and binding for all purposes of this Plan.

                                                                     APPENDIX II

                     DIRECTORS' DEFERRED COMPENSATION PLAN
                                       OF
                        HAVERTY FURNITURE COMPANIES,INC.

                                   SECTION I
                       ESTABLISHMENT AND PURPOSE OF PLAN

         1.1 Establishment and Duration of Plan: The Directors' Deferred Compensation Plan of Haverty Furniture Companies, Inc., was initially established by the Board of Directors of the Company as of December 15, 1982, and was amended and restated as of August 3, 1990. On February 6, 1996, the Board of Directors of the Company authorized a further amendment and restatement of the Plan incorporating the provisions set forth below, subject to approval by the stockholders of the Company. The Plan, as amended and restated, shall continue until terminated by the Board of Directors of the Company, subject to the provisions of Section VII below.

         1.2 Purpose of Plan: The purpose of the Directors' Deferred Compensation Plan is to provide those Directors of the Company who elect to do so the opportunity to defer to a future date the receipt of their compensation as Directors and as members of Committees of the Board of Directors.

                                   SECTION II
                                  DEFINITIONS

         2.1 "Account" means the Account (comprised of Cash Compensation Sub-Account and a Stock Compensation Sub-Account) being administered for the benefit of a Member under Section IV below. Accounts shall not actually be funded, but will be bookkeeping accounts established for each Member on the Company's records with respect to the amount, if any, of Compensation deferred by the applicable Member pursuant to such Member's election as hereinafter provided.

         2.2 "Annual Period" means each twelve-month period beginning on May 1 and ending on April 30.

         2.3 "Business Day" means a day other than a Saturday, Sunday, or legal holiday on which the principal administrative offices of the Company are open for business.

         2.4 "Calendar Quarter" means each successive three-month period during a Fiscal Year.

         2.5 "Cash Compensation" means the amount in dollars of a Participant's Compensation for the applicable Annual Period which, after giving effect to any applicable election by such Participant with respect to the receipt of a portion of such Compensation in the form of Company Common Stock but without regard to any deferred election hereunder, is payable by the Company in cash. Cash Compensation shall be comprised of Cash Fee Compensation and Cash Retainer Compensation.

         2.6 "Cash Compensation Sub-Account" means that Sub-Account within a Member's Account in which entries are recorded to reflect the amounts, if any, of Cash Compensation deferred by such Member from time to time hereunder, with interest accrued thereon, and distributions therefrom, as applicable.

         2.7 "Cash Fee Compensation" means, with respect to any Annual Period, the amount in dollars of a Member's Cash Compensation which is attributable to fees payable by the Company for such Member's attendance at meetings of the Company's Board of Directors or Board Committees during such Annual Period.

         2.8 "Cash Retainer Compensation" means, with respect to any Annual Period, the amount in dollars of a Member's Cash Compensation which is attributable to the retainer payable by the Company for such Member's service as a director of the Company during such Annual Period.

         2.9 "Committee" means the Executive Committee of the Board of Directors of the Company.

         2.10 "Common Stock" means the class of $1.00 par value common stock of the Company known as "Common Stock."

         2.11 "Compensation" means the retainer fees and meeting fees payable to Directors by the Company in their capacity as Directors or as members of Committees of the Board of Directors, without reduction for any required withholding taxes and exclusive of the value of any fringe benefits which any Director may receive or may be entitled to receive as a Director.

         2.12 "Company" means Haverty Furniture Companies, Inc., a Maryland corporation or any successor thereto.

         2.13 "Director" means any duly elected member of the Board of Directors of the Company.

         2.14 "Dividend Equivalent Amount" means the amount to be credited to the Stock Compensation Sub-Account of a Member from time to time upon the payment by the Company of a dividend on its Common Stock (other than a dividend payable in shares of such Common Stock). The Dividend Equivalent Amount with respect to any such dividend paid by the Company shall be an amount equal to the product of (i) the per share amount of the applicable dividend paid by the Company (if such dividend is not payable in cash, such amount to be based on the fair market value of the property distributed) and (ii) the number of shares of Common Stock reflected in the Member's Stock Compensation Sub-Account as of the record date of such dividend.

         2.15 "Elective Distribution Date" shall have the meaning ascribed thereto in Section 3.2 hereof.

         2.16 "Fiscal Year" means the twelve-month period from January 1 through the next following December 31.

         2.17 "Fractional Share Equivalent Amount" means the cash amount, if any, to be credited to the Stock Compensation Sub-Account of a Member as of May 1 of any year to reflect that portion, if any, of the Member's Stock Compensation deferred hereunder and otherwise payable on such date which remains after crediting such Sub-Account with the number of whole shares of Company Common Stock determined by dividing such deferred Stock Compensation by the applicable Market Price.

         2.18 "Initial Election Form" means, with respect to any Member, the election form complying with the then applicable requirements of Section III hereof pursuant to which such Member first elects (or elected, as applicable) to defer any Compensation under the Plan.

         2.19 "Market Price" means, as of any date, the closing bid price of the Common Stock of the Company (or such other securities as result from an adjustment pursuant to Section 4.5 hereof) on such date as quoted by the National Association of Securities Dealers Automated Quotation System (or, if the Common Stock of the Company (or such other securities) is then traded on a different securities market or exchange, the closing price of such Common Stock (or such other securities) as quoted on such market or exchange).

         2.20 "Member" means any Participant or former Participant who has an amount credited to an Account for his or her benefit under the Plan.

         2.21 "Participant" means each Director who elects to participate in the Plan.

         2.22 "Plan" means the Directors' Deferred Compensation Plan of Haverty Furniture Companies, Inc., or any successor thereto, as described herein and as the same may hereafter from time to time be amended.

         2.23 "Service Termination Date" means, for any Member, the date of termination of such Member's service as a director of the Company for any reason other than the death of such Member.

         2.24 "Stock Compensation" means the amount in dollars of a Participant's Compensation for the applicable Annual Period which, after giving effect to any applicable election by such Participant with respect to the receipt of a portion of such Compensation in the form of Company Common Stock but without regard to any deferral election hereunder, is payable by the Company in Common Stock.

         2.25 "Stock Compensation Sub-Account" means that Sub-Account within a Member's Account in which entries are recorded to reflect: (i) the number of shares of Company Common Stock attributable to the amounts, if any, of Stock Compensation deferred by such Member from time to time hereunder as determined for each deferral in accordance with Section 4.2(a) hereof; (ii) the number of shares of Company Common Stock attributable to any dividend paid by the Company in the form of shares of its Common Stock in accordance with Section 4.2(c) hereof; (iii) the number of shares of Company Common Stock as determined in accordance with Section 4.2(e) hereof; (iv) any Dividend Equivalent Amounts and Fractional Share Equivalent Amounts; (v) any interest accrued on any cash balance in such Stock Compensation Sub-Account pursuant to Section 4.4 hereof; and, (vi) distributions therefrom, and adjustments thereto, as applicable, as provided herein.

         2.26 "Triggering Event" means, for any Member, the date of termination of such Member's service as a director of the Company for any reason other than the death of such Member.

                                  SECTION III
                                 PARTICIPATION

         3.1 Each Director may, not later than October 31 each year, elect to become a Participant in the Plan for the next Annual Period commencing after such October 31 and for each Annual Period thereafter, until such election is revoked or revised in the manner hereinafter provided, and thereby have all or a portion of his or her Compensation for each such Annual Period deferred and credited to an Account for his or her benefit under the Plan as and to the extent provided below in Section 3.2 hereof. Any such election may be revoked or revised by filing with the Secretary of the Company a written revocation or election form complying with the requirements of Section 3.2 hereof. Any such revocation or revised election shall first be effective with respect to the Annual Period which first begins after the later to occur of (i) the filing of such revocation or revised election with the Secretary of the Company or (ii) the next occurring October 31. A Director who revokes a previous election may again elect participation in the Plan for deferral of future Compensation in later Annual Periods by electing participation in the manner provided above.

         3.2 Any such election (either initial or revised) or revocation shall be filed with the Secretary of the Company, shall be made in writing on such form or forms as the Committee shall from time to time prescribe, and shall specify the amount and type of Compensation which the Participant wishes to defer hereunder. For any Annual Period, a Participant may elect in accordance with the terms hereof to defer hereunder the following amounts of his or her Compensation: (i) all or none of such Participant's Cash Fee Compensation; (ii) all or none of such Participant's Cash Retainer Compensation; and, (iii) all or none of such Participant's Stock Compensation. An election form which specifies a deferral amount which is not permitted hereunder for any type of Compensation (i.e., more than none, but less than all) shall be deemed to specify that no portion of the applicable type of Compensation be deferred for any Annual Periods to which such election applies pursuant to the terms hereof. If a Participant desires to have the balance in his or her Account distributed prior to such Participant's death or Service Termination Date, such Participant may specify the date for such distribution on such Participant's Initial Election Form, which specified date shall constitute the Participant's "Elective Distribution Date," and no election or revocation form filed subsequent to such Participant's Initial Election Form shall be effective to change or revoke such Elective Distribution Date; provided that, with respect to any Member who was a Participant in the Plan prior to the effective date of the amendment and restatement of the Plan in 1996, such Members Elective Distribution Date shall be the date, if any, most recently specified by such Member (other than a specification of the date of such Member's retirement from or termination of service on the Board of Directors of the Company) in an election form properly filed with the Secretary of the Corporation prior to the effective date of such Plan amendment and restatement, and no election or revocation form subsequently filed by such member shall be effective to change or revoke such Elective Distribution Date.

                                   SECTION IV
                           ADMINISTRATION OF ACCOUNTS

         4.1 Compensation to be credited to a Member's Account by reason of an election made under Section III above shall be credited to such Account on the same day such Compensation would normally have been paid to such Member.

         All Cash Compensation deferred hereunder by a Member shall be credited to such Member's Cash Compensation Sub-Account and all Stock Compensation deferred hereunder by a Member shall be credited to such Member's Stock Compensation Sub-Account as provided in Section 4.2 hereof.

         4.2 Each Member's Stock Compensation Sub-Account shall be credited from time to time with the number of shares of Company Common Stock and cash amounts as set forth below:

                 (a) on May 1 of each year, the number of whole shares of
                     Company Common Stock determined by dividing (i) the total amount of the Member's Stock Compensation to be deferred by such Member for the applicable Annual Period by (ii) the Market Price as of May 1 of the applicable Annual Period (or, if such May 1 is not a day on which trading is conducted on the securities market or exchange on which the Common Stock of the Company is then traded, as of the last such trading day occurring before such May 1); provided that no fractional share shall be credited to such Stock Compensation Sub-Account, and, in lieu thereof, the Member's Stock

                     Compensation Sub-Account shall be credited with the Fractional Share Equivalent Amount remaining after such determination;

                 (b) on the date of payment of any dividend on the Common Stock of the Company (other than a dividend payable in shares of such Common Stock), the Dividend Equivalent Amount with respect to such dividend;

                 (c) on the date of payment of any dividend on the Common Stock of the Company which is payable in shares of such Common Stock, the number of shares determined by multiplying (i) the per share dividend amount times (ii) the number of shares of Common Stock credited to such Member's Stock Compensation Sub-Account as of the record date of such dividend; provided that no fractional shares shall be credited to such Stock Compensation Sub-Account as the result of any dividend, and, in lieu thereof, an appropriate adjustment shall be made to the cash balance held in the applicable Stock Compensation Sub-Account;

                 (d) any adjustment to the cash balance of such Stock
                     Compensation Sub-Account required pursuant to Section 4.5 hereof; and

                 (e) on May 1 of each year, the number of whole shares of
                     Company Common Stock determined by dividing (i) the sum of
                     (1) any Fractional Share Equivalent Amount credited to such Stock Compensation Sub-Account as of such date pursuant to clause (a) above; (2) any cash amounts credited to such Stock Compensation Sub-Account pursuant to clause (c) or clause (d) above during the Annual Period ending immediately prior to such date; (3) any Dividend Equivalent Amounts credited to such Stock Compensation Sub-Account during the Annual Period ending immediately prior to such date; (4) the balance of any cash amount remaining as a credit in such Stock Compensation Sub-Account as of the immediately preceding May 1 after giving effect to the reduction required pursuant to
                     Section 4.3 hereof; and, (5) the interest accrued on the amounts set forth in sub-clauses (2), (3), and (4) of this clause (e) during the immediately preceding Annual Period by (ii) the Market Price as of such date (or, if such date is not a day on which trading is conducted on the securities market or exchange on which the Common Stock of the Company is then traded, as of the last such trading day occurring before such date); provided that no fractional share shall be credited to such Stock Compensation Sub-Account.

         4.3 On May 1 of each year, the cash balance of each Member's Stock Compensation Sub-Account (after giving effect to any amount to be credited to such Stock Compensation Sub-Account on such date pursuant to Section 4.2(a) hereof) shall be reduced by an amount equal to the product of (i) the number of whole shares of Company Common Stock credited to such Stock Compensation Sub-Account on such date pursuant to Section 4.2(e) hereof and (ii) the applicable Market Price used in the determination of such number of shares pursuant to such section.

         4.4 Amounts credited to a Member's Cash Compensation Sub-Account and any cash balance in a Member's Stock Compensation Sub-Account shall bear interest computed and credited as follows: (i) the annual interest rate (the "Applicable Rate") shall be fixed in advance by the Committee at the beginning of each Fiscal Year based upon the 13-week Federal Treasury Bill rate at year-end for the prior Fiscal Year; and (ii) interest shall accrue at the Applicable Rate on the amount in such Cash Compensation Sub-Account and on the cash balance in such Stock Compensation Sub-Account from time to time during each Calendar Quarter and such interest will be credited to the Member's Cash

Compensation Sub-Account or Stock Compensation Sub-Account, as applicable, on the last day of each Calendar Quarter.

         4.5 In the event that the outstanding shares of Common Stock of the Company are hereinafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, in any such case by reason of a recapitalization, reclassification, stock split, or combination of shares (but not by reason of a dividend payable in shares of Common Stock of the Company), an appropriate adjustment shall be made to the Stock Compensation Sub-Accounts of all Members; provided, that no fractional shares shall be credited to any such Stock Compensation Sub-Account as the result of any such adjustment, and, in lieu thereof, an appropriate adjustment shall be made to the cash balance held in the applicable Stock Compensation Sub-Account.

         In the event that the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock, or acquisition of the assets of the Company, the Stock Compensation Sub-Account of each Member shall be adjusted to reflect the same number and type of securities of the resulting corporation to which the number of shares of Company Common Stock then credited to such Stock Compensation Sub-Account would entitle a shareholder of the Company in such reorganization (and, if the consideration in such reorganization includes cash as well as securities, the amount of such cash).

         In the event that the Common Stock of the Company ceases to be publicly traded in circumstances not otherwise addressed in this Section 4.5, then any amount credited to a Member's Stock Compensation Sub-Account in the form of a number of shares of Company Common Stock (or such other securities as resulted from an adjustment pursuant to this Section 4.5) shall be converted to a cash amount computed by multiplying (i) the number of shares of Company Common Stock (or such other securities) credited to such Sub-Account as of the last day on which such Common Stock (or such other securities) was publicly traded by (ii) the highest of (a) the Market Price of such last trading day,
(b) the last offer price in any tender offer for the Common Stock of the Company (or such other securities) which resulted in such Common Stock (or such other securities) no longer being publicly traded, and (c) the cash price paid pursuant to a merger or other acquisition of all of the outstanding capital stock of the Company in which the consideration paid to shareholders of the Company is comprised entirely of cash.

                                   SECTION V
                        DISPOSITION OF MEMBER'S ACCOUNTS

         5.1 Subject to the other provisions of this Section V, amounts credited to a Member's Account, whether in the form of cash or Company Common Stock, shall be paid to such Member as provided below. The amount credited to such Account shall be paid either in one lump sum, or, in the sole discretion of the Member, in no more than ten (10) equal annual installments (pro rata from the Member's Cash Compensation Sub-Account and the Member's Stock Compensation Sub-Account), as specified by such Member in his or her Initial Election Form; or, in the case of a Member who was a Participant in the Plan prior to the effective date of the amendment and restatement of the Plan in 1996, as most recently specified by such Member in an election form properly filed with the Secretary of the Company prior to the effective date of such Plan amendment and restatement, and no election or revocation form subsequently filed by such member shall be effective to change or revoke such method of distribution; and, provided further, that if the aggregate value then credited to the Member's Account in the form of cash and Company Common Stock (or such other securities as resulted from an adjustment pursuant to Section 4.5 hereof), based in the case of such Common Stock (or such other securities) on the then current Market Price, is less than $50,000, the entire balance in such Account shall be paid in a lump sum within the time period set forth below.

         If the first Triggering Event to occur is such Member's: (a) death, such amounts shall be paid in a lump sum to such Member's designated beneficiary or to such Member's estate, as applicable, within 30 days of such Member's death; (b) Service Termination Date, such amounts (or, if such Member has elected payment in installments as provided below, the first such installment) shall be paid to such Member within 30 days of such Service Termination Date; or, (c) Elective Distribution Date, such amounts (or, if such Member has elected payment in installments as provided below, the first such installment) shall be paid to such Member on such Elective Distribution Date, or, if such Elective Distribution Date is not a Business Day, on the first Business Day occurring after such Elective Distribution Date.

         All amounts credited to the Member's Cash Compensation Sub-Account and any cash balance in the Member's Stock Compensation Sub-Account shall be paid in cash; and all amounts credited to the Member's Stock Compensation Sub-Account as a number of shares of Company Common Stock (or such other securities into which such shares were converted pursuant to an adjustment under Section 4.5 hereof) shall be paid in the form of shares of Company Common Stock (or such other securities as may result from an adjustment pursuant to Section 4.5 hereof). All elections made pursuant to this Section 5.1 shall be in writing on such form as may from time to time be prescribed by the Committee and delivered to the Secretary of the Company. If the Member has failed to elect a manner of payment (lump sum or installment) in such Member's Initial Election Form, the Member's Account shall be paid in a lump sum in accordance with the provisions of this Section 5.1.

         5.2 If a Member dies prior to distribution of all the amounts credited to his or her Account under the Plan, any amounts otherwise payable to him or her under the Plan shall be distributed to such deceased Member's designated beneficiary or beneficiaries, and any reference to a Member in this
Section V shall then be deemed to include such designated beneficiary or beneficiaries. Notwithstanding anything to the contrary herein contained, any amounts which would otherwise become payable in installments to a beneficiary in accordance with the foregoing provision will instead be paid to such beneficiary in a lump sum within the applicable time period provided in Section
5.1 hereof. All beneficiary designations shall be in such form and subject to such limitations as may from time to time be prescribed by the Committee and communicated in writing to the Secretary of the Company. A Member may from time to time revoke or change any beneficiary designation by filing a new written designation with the Secretary. If there is no effective beneficiary designation filed with the Secretary at the time of the Member's death, distribution of amounts otherwise payable to the deceased Member under this Plan shall be paid to the Member's estate. If a beneficiary designated by the Member to receive his or her benefits shall survive the Participant but die before receiving distribution of the Participant's Account balance hereunder, the balance thereof shall be paid to such deceased beneficiary's estate, unless the deceased beneficiary designates otherwise by a written beneficiary designation filed with the Secretary of the Company, in which case such designation shall govern.

         5.3 The Company shall deduct from the distributions to be made to a Member, or to his or her designated beneficiary or beneficiaries under this Plan, any Federal, State, or local withholding or other taxes or charges which the Company is from time to time required to deduct under applicable law. In the event that the amount of any such required withholding exceeds the amount then payable to the applicable Member in cash, the Company may condition the delivery of any Company Common Stock (or other securities, as the case may be) to such Member hereunder on the receipt by the Company from such Member of an amount in cash sufficient to pay the taxes required to be withheld.

                                   SECTION VI
                 RIGHTS AND DUTIES OF PARTICIPANTS AND MEMBERS

         6.1 A Member's interest in this Plan and that of his or her designated beneficiary is an unsecured claim against the general assets of the Company, and neither the Member nor any other person shall have any interest in any fund or in any specific asset or assets of the Company by reason of any amounts credited to any Account hereunder, or any right to receive any distributions under the Plan, except as and to the extent expressly provided in the Plan. The right of a Member to have any amount credited to his or her Account, as the result of events such as the declaration of a dividend on Company Common Stock, does not constitute the right of such Member to receive any amount with respect to any Common Stock except as and to the extent set forth herein. No Member shall have any rights as a Stockholder with respect to any shares of Common Stock credited to such Member's Stock Compensation Sub-Account until the date of issuance of a certificate for such shares to such Member at the time of distribution of the Account.

         6.2 Each Director shall be entitled to receive an updated copy of the Plan and, so long as he or she remains a Member, shall be entitled to receive copies of any amendments to the Plan within ten (10) days after their adoption.

         6.3 To the extent permitted by law, the right of any Member or any beneficiary to receive any payment hereunder shall not be subject to alienation, transfer, sale, assignment, pledge, attachment, garnishment, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such payments, whether presently or thereafter payable, shall be void. Any payments due hereunder shall not in any manner be subject to debts or liabilities of any Member or beneficiary.

         6.4 If any Member shall bring any legal or equitable action against the Company by reason of being a Member under this Plan, or if it is necessary for the Company to bring any legal or equitable action under this Plan against any Member or any person claiming any interests by or through such Member, the results of which shall be adverse to the Member or the person claiming an interest by or through such Member, the cost of defending or bringing such action shall be charged directly to and deducted from the Account of the Member to the extent of the amount then or thereafter credited to such Account.

         6.5 Every person receiving or claiming payments under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice in a form and manner acceptable to the Committee that such a person is incompetent and that a guardian, conservator, or other person legally vested with the interest of his or her estate has been appointed. In the event a guardian or conservator of the estate of any person receiving or claiming payments under the Plan shall be appointed by a court of competent jurisdiction, payments under this Plan may be made to such guardian or conservator provided that the proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payments so made shall be a complete discharge of any liability or obligation of the Company or the Committee regarding such payments.

         6.6 Each person entitled to receive a payment under this Plan, whether a Member, a duly designated beneficiary, a guardian or otherwise, shall provide the Committee with such information as it may from time to time deem necessary or in its best interests in administering the Plan. Any such person shall also furnish the Committee with such documents, evidence, data, or other information as the Committee may from time to time deem necessary or advisable.

                                  SECTION VII
                                   COMMITTEE

         7.1 The Plan shall be administered by the Committee. A Member who is also a member of the Committee shall not participate in any decision involving an election made by him or relating in any way to his individual rights, duties, and obligations as a Member under the Plan.

         7.2 A majority of the Committee shall constitute a quorum for the transaction of business. All actions taken by the Committee at a meeting shall be by the vote of a majority of those present at such meeting, but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee. No action by unanimous written consent may be taken by the Committee in the event such action involves a Member who is also a member of the Committee.

         7.3 The Committee may from time to time establish rules and regulations for the administration of the Plan and adopt standard forms for such matters as elections, beneficiary designations, and applications for benefits, provided such rules and forms are not inconsistent with the provisions of the Plan.

         7.4 All determinations of the Committee, irrespective of their character or nature, including but not limited to, all questions of construction and interpretations, shall be final, binding, and conclusive on all parties. In constructing or applying the provisions of this Plan, the Company shall have the right to rely upon a written opinion of legal counsel, which may be independent legal counsel or legal counsel regularly employed by the Company, whether or not any question or dispute has arisen as to any distribution from the Plan.

         7.5 The Company and/or the Committee may consult with legal counsel, who may be independent counsel or counsel regularly employed by the Company, with respect to its obligations and duties hereunder or with respect to any action or proceeding or any other questions of law and shall not be liable for any action taken or omitted by it in good faith pursuant to the advice of such counsel.

         7.6 The Committee shall be responsible for maintaining books and records for the Plan. Said books and records shall only be open for examination by a Member or a duly designated beneficiary to the extent that they specifically involve the Account created for his or her benefit or any payments which are to be made to him or her or to his or her beneficiary hereunder. Each Member shall be notified annually of the balance in his or her Account (including the balances in the Member's Cash Compensation Sub-Account and Stock Compensation Sub-Account).

         7.7 Neither the Committee nor any member of the Committee nor the Company nor any other person who is acting on behalf of the Committee or the Company shall be liable for any act or failure to act hereunder except for gross negligence or fraud.

                                  SECTION VIII
                            AMENDMENT OR TERMINATION

         8.1 The Company hereby reserves the right to amend, modify, terminate, or discontinue the Plan at any time; provided however, no such action shall reduce the amounts then credited to any Account of any Member, nor change the time and manner of payment of such amount as set forth in Section V hereof, without the consent of the Member concerned, or his or her beneficiary if the Member is not living.

                                   SECTION IX
                            CONSTRUCTION AND EXPENSE

         9.1 Whenever the context so requires, words in the masculine include the feminine and words in the feminine include the masculine, and the definition of any term in the singular may include the plural.

         9.2 All Expenses of administering the Plan shall be paid by the Company except as expressly provided herein to the contrary.

         9.3 The Plan shall be construed, administered, and governed in all respects under and by the applicable laws of the State of Georgia.

         IN WITNESS WHEREOF, the Company has caused this Plan, adopted by the Board of Directors of the Corporation effective December 15, 1982, amended by the Board of Directors of the Company on August 3, 1990, and authorized for further amendment by the Board of Directors on February 6, 1996, subject to approval by the stockholders of the Company on April 26, 1996, to be restated and to be duly executed, sealed, and attested as of April 26, 1996.


Attested:                                 HAVERTY FURNITURE COMPANIES, INC.



---------------------------------         -------------------------------------
Christine M. Jones                        John E. Slater, Jr.
Vice President and Secretary              President and Chief Executive Officer



[Corporate Seal]

                                                                    APPENDIX III


PROXY - SOLICITED BY BOARD OF DIRECTORS           HAVERTY FURNITURE COMPANIES, INC.             1996 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder(s) in HAVERTY FURNITURE COMPANIES, INC., hereby appoints and constitutes CHRISTINE M. JONES,
DENNIS L. FINK, A. DANA ATWELL and MICHAEL J. BARBERA, or any one of them, but if more than one present, a majority of them present, to act as lawful attorney and proxy of the undersigned, with the power of substitution for and in the name, place and stead of the undersigned, to vote at the annual meeting of stockholders of the Company to be held on
April 26, 1996, at the Harbor Court Hotel, 550 Light Street, Baltimore, Maryland 21202, at 11:00 A.M., or any
adjournment thereof, for the following purposes and upon any other matters that may come before the meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies:

 PROPOSAL 1    1.  To elect nine directors of the Company for terms of one year, and until their successors are elected and
 TO BE VOTED       qualified:
 ON ONLY BY        [ ]  FOR all nominees listed (except as                           [ ]  WITHHOLD AUTHORITY to vote
 HOLDERS OF             marked to the contrary)                                           for all nominees listed
  CLASS A
COMMON STOCK         Rawson Haverty      John E. Slater, Jr.    John Rhodes Haverty, M.D.   Clarence H. Smith         Fred J. Bates
                     Lynn H. Johnston    Clarence H. Ridley     Rawson Haverty, Jr.         Frank S. McGaughey, III
                   (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               ---------------------------------------------------------------------------------------------------------------------
 PROPOSAL 2    2.  To elect four directors of the Company for terms of one year, and until their successors are elected
 TO BE VOTED       and qualified:
 ON ONLY BY        [ ]  FOR all nominees listed (except as                           [ ] WITHHOLD AUTHORITY to vote
 HOLDERS OF             marked to the contrary)                                          for all nominees listed
COMMON STOCK
                    William A. Parker, Jr.      Robert R. Woodson        L. Phillip Humann         John T. Glover
                   (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

               ---------------------------------------------------------------------------------------------------------------------
  PROPOSALS    3.  To approve the Directors' Compensation Plan, as set forth in the Proxy Statement as Appendix I, to provide
   3 AND 4         for the payment of all or a portion of the annual retainer fees paid to directors in shares of the Company's
    TO BE          Common Stock.
  VOTED ON                       [ ]   FOR                [ ]   AGAINST                [ ]   ABSTAIN
   BY ALL
STOCKHOLDERS  4.   To approve the Directors'Deferred Compensation Plan as Amended and Restated, as set forth in the Proxy
                   Statement as Appendix II.
                                 [ ]   FOR                [ ]   AGAINST                [ ]   ABSTAIN
                                    (Continued and to be signed and dated on the reverse side)

------------------------------------------------------------------------------------------------------------------------------------

PROXY - SOLICITED BY BOARD OF DIRECTORS             (Continued from other side)                 1996 ANNUAL MEETING OF STOCKHOLDERS

                     5. In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).  THE
BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE PROPOSALS.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.


                                                                        Please date and sign exactly as name(s) appears on
                                                                        reverse side.  When signing as an attorney,
                                                                        administrator, trustee or guardian, please give full
                                                                        title as such.  If a corporation, please sign in full
                                                                        corporate name by President or other authorized
                                                                        officer.  If a partnership, please sign in partnership
                                                                        name by authorized person.  For joint accounts, each
                                                                        joint owner should sign.


                                                                        -------------------------------------------------------
                                                                        Signature

                                                                        -------------------------------------------------------
                                                                        Signature

                                                                        Date
                                                                             --------------------------------------------------